SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 15, 2004
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                   000-26739                         22-35-31960
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            (Commission File Number)       (IRS Employer Identification No.)

      750 College Road East, Princeton, New Jersey               08540
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        (Address of principal executive offices)               (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)


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Item 5. Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on March 15, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITXC CORP.

Date: March 15, 2004                 By: /s/ Theodore M. Weitz
                                     -------------------------
                                     Name: Theodore M. Weitz
                                     Title: Vice President, General
                                            Counsel and Secretary


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EXHIBIT INDEX

Exhibit 99.1            Press Release dated March 15, 2004